UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2006
GERBER SCIENTIFIC, INC.
(Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut		06074

(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (860-644-1551)
Not Applicable

(Former name or former address, if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
As reported in Current Reports on Form 8-K filed on May 30, 2006 and September 27, 2006, Gerber Scientific, Inc. has adopted, and its shareholders have approved, the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan (the “Plan”). The forms of award agreement approved by the Management Development and Compensation Committee pursuant to the Plan are attached as Exhibits 99.1 and 99.2 to this report.
Item 9.01    Financial Statements and Exhibits
     (d) Exhibits
          The following documents are filed as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Form of Restricted Stock Agreement under the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan

99.2	Form of Nonqualified Stock Option Agreement under the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC. (Registrant)
Date: November 9, 2006	By:	/s/ John J. Krawczynski
John J. Krawczynski
(Duly Authorized Officer)